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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 11, 2000, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-94853) and related Prospectus of Silicon Laboratories Inc. to be filed with the Securities and Exchange Commission on or about March 22, 2000.


                                          /s/ ERNST & YOUNG LLP


Austin, Texas
March 21, 2000